EXHIBIT 10.49
                                                                   -------------

              United States Internet Colocation Services Agreement
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CROSSWALK.COM                          CROSSWALK.COM
4100 LAFAYETTE CENTER STE 110            /s/ Scott Fehrenbacher
                                        ----------------------------------------
Chantilly, VA 20151                     Scott Fehrenbacher, CEO / President
                                         11/8/01
                                        ----------------------------------------
                                        Acceptance Date
    MCI WorldCom . Office Use Only
Corp ID:                    Segment: HS
Contract: 361332-03   Billing Code: O2|
Sales Rep: Tom Shima (703) 886-6812

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This Agreement ("Agreement"), is made by and between MCI WORLDCOM
Communications, Inc. ("WorldCom"), on behalf of itself and its affiliates and successors and CROSSWALK.COM ("Customer").

1. SERVICE.

1.1 WorldCom will provide Customer use of the hardware and software and furnish to Customer the support, network connectivity and physical access (collectively, the "Services") set forth in Service Order Form(s) ("Service Order") attached to this Agreement and incorporated herein by this reference. Each Service Order identifies the physical location ("Facility") of the equipment storage space to be made available to Customer (the "Space"), for installation of Customers equipment (the "Equipment"). WorldCom reserves the right to modify any Service from time to time; provided that Customer may terminate a Service without any additional changes within 30 days following implementation of any change to a Service that has a material adverse affect on the functionality of that Service if WorldCom fails to correct the adverse effect in the 10 days following Customer's written notification to WorldCom of such effect.

1.2 Customer, and not WorldCom, has sole and exclusive control over the content residing on Customer's server(s) (the "Customer Content"). Customer acknowledges and WorldCom agrees that in the provision of the Services hereunder WorldCom is not provided, either directly or indirectly, and will not seek access to the Customer Content that would allow WorldCom to exercise any control over the Customer Content.

1.3 Customer shall use its best efforts to promptly and thoroughly respond to any notices forwarded to Customer by WorldCom, including, but not limited to notices that the Customer Content violates the Digital Millennium Copyright Act (the "DMCA").

2. CONTRACTORS. WorldCom, its affiliates or subcontractors may perform some or all of WorldCom's duties and/or obligations hereunder.

3. PAYMENT.

3.1 Generally. Customer agrees to the charges for the Services as set forth on the Service Order. Monthly Charges shall begin accruing on the date that WorldCom is prepared to provide Customer with Internet connectivity to the Equipment (the"Service Activation Date") which date shall also indicate WorldCom's acceptance of the applicable Service Order. All payments for charges shall be made in U.S. Dollars. Monthly Charges shall be invoiced to Customer in advance at the beginning of the month. Any additional charges, including, but not limited to, any early cancellation charges, accrued interest, late fees and any usage-based charges, including, but not limited to, charges for network access to the Internet, may be invoiced in arrears. In all cases, payments for Services are due within thirty (30) days of the invoice date. Amounts that are not paid in full within thirty (30) days of the invoice date will be subject to interest charges of the lesser of one and one-half percent (1.5%) per month or the highest amount permitted by law, which interest shall accrue daily. If Customer does not give WorldCom written notice of a dispute with respect to WorldCom charges or taxes within six (6) months of the date of an invoice, such invoice shall be deemed to correct and binding on Customer. In the event Customer fails to pay an invoice within 30 days of invoice date, WorldCom may issue a notice of default, and may discontinue the Services and/or terminate this Agreement in the event Customer has not fully paid all invoices within seven (7) days of the default notice. Customer agrees to pay WorldCom its reasonable expenses, including attorney and collection agency fees, incurred in enforcing its rights under this Agreement. In the event of early cancellation of this Agreement or a Service Order prior to the expiration of the Initial Term, Customer will be required to pay 100% of the Monthly Charges for each month remaining in the applicable Initial Term.

3.2 Taxes. Customer shall be liable for, pay and, to the extent applicable, reimburse WorldCom for all local, state, federal and foreign taxes or similar assessments or charges (including any interest and penalties imposed thereon), arising out of this Agreement or the sale or use of the Services hereunder but excluding taxes based on the net income or gross receipts of WorldCom. WorldCom will have the right, at any time during any term of this Agreement, to pass through and invoice to Customer any new or increased fees, assessments, taxes or other charges imposed on, or required to be collected by, WorldCom or its subcontractors or agents by any governmental agency or its designee. In addition, Customer will pay and be solely responsible for all taxes, fees and charges levied directly upon it. If Customer provides WorldCom with a duly authorized exemption certificate, WorldCom will exempt Customer in accordance with the law, effective on the date WorldCom receives the exemption certificate.

3.3 Credit Approval. Acceptance of this Agreement or a Service Order is subject to Customer meeting WorldCom's standard credit requirements, which may be based on commercially available credit reviews (to which Customer hereby consents). At any time during the term of this Agreement, WorldCom may request, and Customer will furnish within ten (10) days of such request, a bond or other form of security deposit to assure payment. Interest will be paid on all Customer deposits.

4. USE OF SERVICES.

4.1. WorldCom exercises no control over, and accepts no responsibility for, the content of the information passing through WorldCom's host computers, network hubs and points of presence (the "WorldCom Network"). All use of the WorldCom Network and the Services must comply with the then-current version of the WorldCom Acceptable Use Policy ("Policy") which is made a part of this Agreement and is available at the following URL: www.worldcom.com/terms. WorldCom reserves the right to amend the Policy from time to time, effective upon posting of the revised Policy at the URL or other notice to Customer. WorldCom reserves the right to suspend the Services or terminate this Agreement effective upon notice for a violation of the Policy. Customer agrees to indemnify and hold harmless WorldCom from any losses, damages, costs or expenses resulting from any third party

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 1 of 22
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              United States Internet Colocation Services Agreement

claim or allegation ("Claim") arising out of or relating to use of the Space or Services, including any Claim which, if true, would constitute a violation of the Policy.

4.2 WorldCom will contact Customer to schedule an installation planning call. During that installation planning call, WorldCom and Customer will schedule a mutually agreeable installation date, which will be no later than 60 days after the date this Agreement is signed or an accepted Service Order was submitted (each an "Effective Date"). WorldCom reserves the right to cancel this Agreement or the applicable Service Order if Customer is not using the Services within 60 days of the applicable Effective Date.

4.3 Customer warrants that any domain name registered or administered on its behalf will not violate the trademark or other intellectual property rights of any third party and that Customer will comply with the rules and procedures of the applicable domain name registries, registrars, or other authorities. Customer irrevocably waives any claims against WorldCom that may arise in connection with the registration or administration of domain name(s). Any Internet Protocol numbers ("IP Numbers") assigned to Customer by WorldCom in connection with the Services shall be used only in connection with the Services. In the event Customer discontinues use of the Services for any reason, or this Agreement expires or is terminated for any reason, Customer's right to use the IP Numbers shall terminate.

5. TERM AND TERMINATION. The term of this Agreement shall commence on the date this Agreement is signed by Customer and will terminate on the termination or expiration of the last Initial Term under any Service Order. The initial term of a Service Order shall be for the period set forth on the Service Order ("Initial Term") and shall commence on the Service Activation Date. Upon expiration of an Initial Term, the Service Order shall automatically renew on a month-to-month basis. Either party may terminate a Service Order and/or this Agreement for Cause. Cause shall mean a breach by the other party of any material provision of this Agreement, provided that written notice of the breach has been given to the breaching party, and the breach has not been cured within thirty (30) days after delivery of such notice. Notwithstanding the generality of the foregoing, when the breach giving rise to Cause only adversely affects a portion of the Services or a Service Order, the party seeking to terminate for Cause shall only be entitled to terminate those adversely affected Services or the Service Order and not this Agreement. In addition, WorldCom shall have the right to terminate this Agreement immediately, in the event that Customer ceases to do business in the normal course, becomes or is declared insolvent or bankrupt, is the subject of any proceeding relating to liquidation or insolvency which is not dismissed within ninety (90) days or makes an assignment for the benefit of its creditors.

6. PERMISSIBLE USE OF SPACE.

6.1 Customer may use the Space only for the purposes of installing, maintaining, and operating the Equipment. Access to the Facility is restricted to Customer's employees and agents. Customer will furnish to WorldCom, and keep current, a written list identifying a maximum of five individuals authorized to obtain entry to the Facility and access the Space. Customer agrees that no individual it authorizes to enter the Facility will have been convicted of a felony. Customer assumes responsibility for all acts or omissions of the individuals included on this list or authorized by Customer to enter the Facility, and agrees to indemnify and hold WorldCom harmless from any Claim arising from the acts or omissions of these individuals. Customer's employees and agents will comply with all applicable laws and ordinances; with the standards and practices of the telecommunications industry; and with all WorldCom or Facility security procedures, Facility rules, requirements, and safety practices. WorldCom may revoke the entry privileges of any person who fails to comply with this Agreement, who is disorderly, or who WorldCom reasonably suspects will violate this Agreement.

6.2 WorldCom and its designees may observe the work activities of Customer's employees and agents in the Facility and may inspect at any time the Equipment brought into the Space. Customer's employees and agents shall not use any products, tools, materials, or methods that, in WorldCom's reasonable judgment, might harm, endanger, or interfere with the Services, the Facility, or the personnel or property of WorldCom, its vendors or its other customers. WorldCom reserves the right to take any reasonable action to prevent such potential harm.

6.3 WorldCom will perform certain services which support the overall operation of the Facility (e.g., janitorial services, environmental systems, maintenance) at no additional charge to Customer. Customer shall be required to maintain the Space in an orderly manner and shall be responsible for the prompt removal from the facility of all trash, packing material, cartons, etc. that Customer's employees or agents brought to or had delivered to the Facility.

6.4 Customer may not make available space within the Space to any third party. If Customer makes space available to a third party, Customer shall be in breach of this Agreement and WorldCom may pursue any legal or equitable remedy, including but not limited to the immediate termination of this Agreement.

6.5 Upon termination of this Agreement, Customer is responsible for arranging prompt removal of its Equipment from the Facility at Customer's sole risk and expense.

7. CONDUCT IN FACILITY.

7.1 Customer will maintain and operate the Equipment in a safe manner, and keep the Space and any portion of the Facility it accesses in good order and condition. No employees or agents of Customer will harm or allow any attempt to breach the security of the Facility, the Services, or any third party system or network at the Facility or accessed by means of the Services.

7.2 Customer agrees to use the common areas of the Facility for the purposes for which they are intended and abide by any rules governing such common areas. Such rules include, but are not limited to, a prohibition against smoking in the Facility.

7.3 Customer's employees and agents are prohibited from bringing any of the following materials into the Facility: wet cell batteries, explosives, flammable liquids or gases, alcohol, controlled substances, weapons, cameras, tape recorders, and similar equipment and materials.

7.4 Customer agrees not to alter, tamper with, adjust, or repair any equipment or property not belonging to Customer, and agrees not to erect signs or devices on the exterior of the storage cabinet or to make any construction changes or material alterations to the Space or the interior or external portions of the Facility.

8. EQUIPMENT DEPLOYMENT.

8.1 All Equipment must fit within the Space unless agreed to by WorldCom in an addendum to this Agreement. Unless additional power is purchased under a particular Service Order, Customer agrees that power consumption will not exceed 30 amps 110 VAC per storage cabinet and that all


CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
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              United States Internet Colocation Services Agreement

Equipment is UL approved. Cabling used by Customer must meet national electrical and fire standards and any specifications provided by WorldCom. Customer will be allowed to remove from the Facility only that Equipment in which it can evidence it has sufficient ownership or possessory interest.

8.2 WorldCom reserves the right to relocate Equipment within the Facility or to move Equipment to another facility with at least 45 days' written notice. Equipment moved or relocated at WorldCom's initiative will be at WorldCom's expense. Every commercially reasonable effort will be made to minimize downtime and service interruption if Equipment is moved or relocated. If Customer objects to the location of the new Facility, Customer may terminate this Agreement without penalty within sixty days of receiving notice of the new Facility's location.

8.3 Customer agrees to immediately remove or render noninfringing, at Customer's expense, any Equipment alleged to infringe any patent, trademark, copyright, or other intellectual property right.

8.4 If WorldCom negligently or willfully damages any Equipment, WorldCom will repair or replace the damaged item or, at WorldCom's option, will reimburse Customer for the reasonable cost of repair or replacement. THIS SHALL BE CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR ANY DAMAGE TO EQUIPMENT CAUSED BY OR ATTRIBUTABLE TO WORLDCOM, ITS EMPLOYEES, OR AGENTS.

9. INDEMNITY. Customer agrees to indemnify WorldCom against actions by any person claiming an ownership or possessory interest, lien, trust, pledge, or security interest in any Equipment, including without limitation any attempt by such third party to take possession of the Equipment. In addition, Customer shall indemnify WorldCom against actions by any third party based on an alleged violation of the DMCA.

10. INSURANCE.

10.1 Customer agrees to maintain, at Customer's expense, during the entire time this Agreement is in effect: (a) Commercial General Liability Insurance in an amount not less than Two Million dollars ($2,000,000) per occurrence for bodily injury, personal injury and property damage; (b) Employer's Liability Insurance in an amount not less than One Million dollars ($1,000,000) per occurrence; (c) Workers' Compensation Insurance in an amount not less than that prescribed by statutory limits; (d) Commercial Automobile Liability Insurance applicable to bodily injury and property damage, covering owned, non-owned, leased and hired vehicles, in an amount not less than $1,000,000 per accident; and (e) Umbrella or Excess Liability Insurance with a combined single limit of no less than $1,000,000 to apply over Commercial General Liability, Employee's Liability, and Automobile Liability Insurance.

10.2 Prior to taking occupancy of the Space, Customer shall furnish WorldCom with certificates of insurance which evidence the minimum levels of insurance set forth herein and which name WorldCom as an additional insured. The Commercial General liability insurance shall contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. In the event the Facility's landlord, pursuant to a lease relevant to a particular Space, requires additional insurance, Customer hereby agrees to comply with the landlord's requirements under the lease, as the lease may be modified from time to time

10.3 None of WorldCom, WorldCom's subsidiaries, parent companies, or affiliates shall insure or be responsible for any loss or damage to property of any kind owned or leased by Customer or by its employees and agents other than losses or damages resulting from negligence or willful acts of such parties. Any insurance policy covering the Equipment against loss or physical damage shall provide that underwriters have given their permission to waive their rights of subrogation against WorldCom, WorldCom subsidiaries, affiliates, the Facility landlord, and their respective directors, officers and employees.

10.4 Customer will insure or self-insure against claims involving Customer's employees and agents. Customer agrees to release and indemnify WorldCom against claims by any of Customer's employees and agents arising from dismissal, suspension, or termination of work, or from denial of entry to the Facility; and claims by any person arising from Customer's nonpayment for the Space or the Services.

11. SERVICE LEVEL AGREEMENT. The Service Level Agreement ("SLA") for this service, which is made a part of this Agreement, is set forth at the following
URL: www.worldcom.com/terms and applies only to Customers agreeing to a Term Commitment of at least one year. WorldCom reserves the right to amend the SLA from time to time effective upon posting of the revised SLA to the URL or other notice to Customer; provided, that in the event of any amendment resulting in a material reduction of the SLA's service levels or credits, Customer may terminate this Agreement without penalty by providing WorldCom written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer's sole remedies for any claim relating to this service or the WorldCom Network, including any failure to meet any guarantee set forth in the SLA. WorldCom's records and data shall be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Fee and/or Start-up Charge which, absent the credit, would have been charged for WorldCom service that month.

12 . LIMITATION OF DAMAGES. EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, IN NO EVENT SHALL EITHER PARTY OR ANY OF WORLDCOM'S SUPPLIERS OR LICENSORS BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE, OR INCIDENTAL DAMAGES OF ANY KIND (INCLUDING BUT NOT LIMITED TO LOSS OF USE, INTERRUPTION OF BUSINESS, LOST PROFITS, LOST REVENUE, OR LOST DATA), NOR SHALL WORLDCOM'S SUPPLIERS OR LICENSORS BE LIABLE FOR DIRECT DAMAGES TO THE EXTENT PERMITTED BY APPLICABLE LAW. IN NO EVENT SHALL WORLDCOM'S AGGREGATE LIABILITY IN CONNECTION WITH THIS AGREEMENT FOR ALL CLAIMS (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STATUTE, OR OTHERWISE) EXCEED THE LESSER OF US$100,000 OR THE AMOUNTS PAID TO WORLDCOM FOR THE SERVICES GIVING RISE TO A CLAIM IN THE TWELVE MONTHS PRECEDING THE DATE OF SUCH CLAIM. Customer agrees and acknowledges that it is in a better position to foresee and evaluate any potential damage or loss it may suffer in connection with the Services and that the fees payable under this Agreement have been calculated on the basis that WorldCom shall exclude liability as set out in this Section.

13. NO WARRANTY. WORLDCOM PROVIDES THE SPACE AND THE SERVICES AS IS, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 11 ABOVE, IN CONNECTION WITH THE SERVICES, WORLDCOM (A) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED FOR THE SERVICES IT IS PROVIDING, AND (B) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE. WorldCom specifically denies any responsibility for the accuracy or quality of information obtained through the Services. Use of any information obtained via WorldCom's Services is at Customer's own risk.

14. NO ESTATE OR PROPERTY INTEREST. Customer acknowledges that it has been granted only a license to occupy the designated portions of the


CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
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              United States Internet Colocation Services Agreement

Facility and that it has not been granted any real property interests in the Space or the Facility. Payments by Customer under this Agreement do not create or vest in Customer (or in any other person) any leasehold estate, easement, ownership interest, or other property right or interest of any nature in any part of the Facility. The parties intend that Equipment, whether or not physically affixed to the Facility, shall not be construed to be fixtures. Customer (or the lessor of the Equipment, if applicable) will report the Equipment as its personal property wherever required by applicable laws, and will pay all taxes levied upon such Equipment.

15. FORCE MAJEURE. WorldCom shall not be deemed to be in default of any provision of this Agreement or be liable for any delay or failure in performance due to Force Majeure, which shall include without limitation acts of God, earthquake, weather conditions, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, equipment failures, transportation difficulties, malicious or criminal acts of third parties, or other occurrences which are beyond WorldCom's reasonable control.

16. DAMAGE TO THE SPACE.

16.1 If the Space is damaged due to a Force Majeure event, WorldCom shall give prompt notice to Customer of such damage, and may temporarily relocate Equipment to new Space or a new Facility, if practicable. If the Facility's landlord or WorldCom exercises an option to terminate a particular lease due to damage or destruction of the Space, or if WorldCom decides not to rebuild the Space, this Agreement shall terminate as of the date of the damage. Monthly Fees for Space and Services shall proportionately abate for the period from the date of such damage.

16.2 If neither the landlord of the Facility nor WorldCom exercises the right to terminate, WorldCom shall repair the particular Space to substantially the same condition it was in prior to the damage, completing the same with reasonable speed. In the event that WorldCom shall fail to complete the repair within a reasonable time period, Customer shall have the option to terminate this Agreement with respect to the affected Space, which option shall be the sole remedy available to Customer against WorldCom under this Agreement relating to such failure. If the Space or any portion thereof shall be rendered untenable by reason of such damage, the Monthly Fee for Space and Services shall proportionately abate for the period from the date of such damage to the date when such damage shall have been repaired.

17. CONFIDENTIALITY. Commencing on the date Customer executes this Agreement and continuing for a period of three (3) years from the termination of this Agreement, each party shall protect as confidential, and shall not disclose to any third party without the disclosing party's written consent, any Confidential Information received from the disclosing party or otherwise discovered by the receiving party during the term of this Agreement, including, but not limited to, the pricing and terms of this Agreement, and any information relating to the disclosing party's technology, business affairs, marketing or sales plans, and any non-public information regarding the performance of the Services (collectively the "Confidential Information"). The parties shall use Confidential Information only for the purpose of this Agreement and shall only disclose Confidential Information to affiliates, employees, subcontractors or advisors under a similar obligation of confidentiality. The foregoing restrictions on use and disclosure of Confidential Information do not apply to information that: (i) is in the possession of the receiving party at the time of its disclosure and is not otherwise subject to obligations of confidentiality;
(ii) is, or becomes publicly known, through no wrongful act or omission of the receiving party; (iii) is received without restriction from a third party free to disclose it without obligation to the disclosing party; (iv) is developed independently by the receiving party without reference to the Confidential Information, or (v) is required to be disclosed by law, regulation, or court or governmental order, however, the party subject to such law, regulation or court or governmental order shall use reasonable efforts to minimize such disclosure and shall notify the other party contemporaneously of such disclosure.

18. MISCELLANEOUS Customer may not use WorldCom's name, trademarks, tradenames, or other proprietary identifying symbols, or issue any press release or public statement relating to this Agreement without the prior written permission of an authorized WorldCom representative. WorldCom may not use Customer's trademarks, tradenames, or other proprietary identifying symbols, in any press release or public statement relating to this Agreement without the prior written permission of an authorized Customer representative; provided, that WorldCom may, upon written notice to Customer, reference Customer's name, in WorldCom press releases, analyst reports, or customer reference lists. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted herein. This Agreement shall be interpreted according to the laws of the State of New York without regard to, or application of, choice of law rules or principles. The parties hereby irrevocably waive any and all rights to trial by jury in any legal proceeding arising out of, or related to, this Agreement. Neither party may assign this Agreement or any of its rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that WorldCom may assign this Agreement or any of its rights hereunder to an affiliate or successor without Customer's written consent. This Agreement, including each Service Order accepted by WorldCom, sets forth the entire and exclusive agreement between the parties, superseding all prior or contemporaneous representations, proposals, quotes, agreements or understandings concerning the subject matter addressed herein. Except as otherwise set forth herein, no amendment to this Agreement shall be valid unless in writing and signed by both parties.

ADDITIONAL ATTACHMENTS: This Agreement incorporates the following Attachment(s):
Attachment A - Customer Profile
Attachment B - Promotions
Attachment C - Service Order Form


CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 4 of 22
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              United States Internet Colocation Services Agreement
                                  Attachment A

                                Customer Profile
                               for CROSSWALK.COM
                    MCI WorldCom Commercial Customer Profile

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Sales Information
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Sales Rep / ARM Name   Sales Rep ID East  National  East & National / Telecom: 6929 N. Lakewood Ave., Tulsa, OK 74117 (918-590-6000)
Tom Shima              484969554    West  Agents    West & Agents: 20855 Stone Oak Parkway, San Antonio, TX 78258 (210-484-2454)
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Applicant Information
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Complete Company Name (If incorporated, name shown on corporate charter)         Taxpayer ID (Required)      Date Business Started
CROSSWALK.COM
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Main Business Phone Number Type of Business (Required)           State of Incorporation              Date of Incorporation
7037884172
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Street Address - Line 1
4100 LAFAYETTE CENTER STE 110
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Street Address . Line 2 City State Zip + 4
Chantilly VA 20151
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Billing Address . Line 1
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Billing Address . Line 2 City State Zip + 4
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Parent or Subsidiary Information
------------------------------------------------------------------------------------------------------------------------------------
Check One                               Name of Business                  State of Incorporation                Percentage Owned
      Parent     Subsidiary
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Principal, Partner, and Major-Shareholder Information List the complete names of all principals, partners, and major shareholders.
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Name of Owner                         Social Security Number

Check One                                                           ----------------------------------------------------------------

                                                                    Name of Partner 1                     Social Security Number

Sole
Proprietorship           Partnership                                ----------------------------------------------------------------

                                                                    Name of Partner 2                     Social Security Number

LLC                      LLP                                        ----------------------------------------------------------------

                                                                    Name of Officer 1                     Title

Private                  Public
Corporation              Corporation                                ----------------------------------------------------------------

                         Stock Symbol:                              Name of Officer 2                     Title
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References
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Name of Bank                                                                             Phone                 Fax
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Lending Officer                                                     Account Number
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Previous or Existing Local-Service Provider                         Previous or Existing Long-Distance Provider

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General Trade References                              List businesses with which the Applicant has traded within the last 12 months.
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Company                               Name of Contact                                    Phone                 Fax
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1
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2
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3
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Usage and Credit
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Estimated Monthly Usage                           Requested Credit Limit                                     Application-Tracking ID
 15000                                                                                                        124215
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Name of Person Providing Information                                           Title of Person Providing Information
Scott Fehrenbacher                                                             CEO / President
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
CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 5 of 22
                     Printed November 9, 2001 at 2:38:00 AM
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              United States Internet Colocation Services Agreement
                                  Attachment B

                                   Promotions
                               for CROSSWALK.COM

INTERNET COLOCATION SERVICES INSTALLATION WAIVER
By enrolling in this promotion and purchasing new WorldCom Internet Colocation Services within a WorldCom Hosting Center, Customers will receive a waiver of the standard installation or start-up charges associated with the standard space or cage options for the WorldCom Internet Colocation Services ordered. This promotion does not apply to any custom or non-standard space or cage options. To qualify for this promotion, Customer must meet the minimum bandwidth requirements for the applicable space or cage options, and the new Internet Colocation Service must be ordered by January 31, 2002 and installed by February 28, 2002.

INTERNET COLOCATION INCREMENTAL DISCOUNT PROMOTION
By enrolling in this promotion and ordering and installing new WorldCom Internet Colocation Service at a WorldCom Internet Colocation facility, Customer will receive a 15% discount ("Promotion Discount") off the Monthly Charges for the Internet Colocation Services provided at such Facility. The Promotional Discount will apply for the length of Customer's Initial Term, as set forth in the applicable Service Order, for the new Internet Colocation Services ordered under the terms of this promotion. In addition to the Promotion Discount, Customer will receive the applicable Initial Term discount, as set forth in the applicable Service Order, but no other discounts, promotions or credits of any kind will apply to the Services. After Customer's Initial Term expires, Customer will be charged the standard Monthly Charges without the Promotion Discount or Initial Term discount. The Promotion Discount applies to the applicable Monthly Charges set forth in the Service Order for: all standard Equipment Space Options, including caged space; Primary Internet Connectivity; Additional Service Options, including POP Mailboxes and Keynote Web Performance Reporting; Load Balancing; Cross-Connect; Diverse Internet Connectivity; and, Shadow Internet Connectivity. Notwithstanding any contrary provisions elsewhere in the Agreement to which this promotion is an Attachment, Customer must use the new Internet Colocation Services within thirty (30) days of enrolling in this promotion or within thirty (30) days of the Facility opening, whichever is later.


CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 6 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                                  Attachment C

                               Service Order Form
                               for CROSSWALK.COM

                          Internet Colocation Services

Customer Name: CROSSWALK.COM

Facility Location (Choose One) X Ashburn, VA       Atlanta, GA      Boston, MA
                                 Carteret, NJ      Denver, CO       Elmsford, NY
                                 Houston, TX       Los Angeles, CA1 Miami, FL1
                                 Richardson, TX    San Jose, CA     Seattle, WA

Initial Term2        Minimum 6 month Term         2 year Term (20% discount)
                     1year Term (15% discount)  X 3 year Term (25% discount)

Additional Monthly Charge Discount: 5.0% discount applicable to those Monthly Charges set forth in this Service Order that are not marked as (Not Discountable) in addition to the term discount stated above.

Payment If purchase order is required, return PO with this form and provide PO#:

Equipment Space Options
-----------------------

  Cabinet Space Options3                  Number of Cabinets   Monthly Charge               Install Fee
  ----------------------                  ------------------   --------------               -----------
  Half Cabinet                               _____________     $ 575                        $ 0
  Standard Cabinet                           ______4______     $ 1,150                      $ 0
  Large Cabinet                              _____________     $ 1,700                      $ 0

  Cabinet Power Upgrades
  Additional 2 x 20 amp 110 volt             _____________     $ 100 (Not Discountable)     $ 2,000 (Not Discountable)
  Additional 2 x 30 amp 110 volt             _____________     $ 100 (Not Discountable)     $ 2,000 (Not Discountable)
  Additional 2 x 20 amp 208 volt             _____________     $ 200 (Not Discountable)     $ 2,000 (Not Discountable)
  Additional 2 x 30 amp 208 volt             _____________     $ 400 (Not Discountable)     $ 2,000 (Not Discountable)
  Non-Standard Cabinet Space4

Equivalent Number of Cabinets for the Space  _____________     $ 1,500 (Not Discountable)   $ 2,000 (Not Discountable)

  Caged Space Options5                                         Monthly Charge
  --------------------                                         --------------
  9' x 16' (5 cabinets)6                                       $ 14,500
  9' x 26' (10 cabinets)7                                      $ 29,000
  9' x 36' (15 cabinets)8                                      $ 40,000

On-Site Technical Support9 and Installation Services
All Internet Colocation customers receive On-Site Technical Support that consists of basic operational functions and diagnostic and selected equipment repair activities for select hardware models (e.g. hands and eyes support). On-Site Technical Support/Hands and Eyes Support activities and
------------------------------

1 Customer acknowledges and agrees that the Facility may not be immediately available for installation of Customer's Equipment, that Customer is not relying on any particular date for the Facility to open and that WorldCom shall not be liable for any delays in the Facility availability. The installation service level guarantee set forth at http://www.worldcom.com/terms does not apply to this Facility.
2   Discount applicable only to Monthly Charges.
3 Customer must purchase minimum Internet Connectivity of at least 1.5 Mbps for each Cabinet. WorldCom offers two monitoring options for this service. Both Ping and HTTP monitoring are provided for an unlimited number of Customer's colocation IP addresses at no charge. To select a monitoring option and to add or remove IP addresses or URLs from Ping or HTTP monitoring please go to http://uuhost.customer.uu.net.
4 Non-Standard Cabinet Space is made available by WorldCom on a case by case basis to allow Customer to install Equipment in the Facility that does not fit into a standard sized cabinet. Customer is responsible for providing any necessary cabinets at its sole cost and expense.
5 Caged Space is provided with metal mesh walls that are bolted to the floor and ceiling of the Facility and accessible by a sliding door with a lock. Customer will automatically receive the noted number of cabinets. If Customer desires to provide its own cabinets, Customer must meet any and all Facility and regulatory requirements and pay any costs associated with meeting such requirements. The installation service level guarantee set forth at www.worldcom.com/terms does not apply to Caged Space.
6 Customer must purchase minimum Internet Connectivity of 10 Mbps Tiered or 45 Mbps Burstable.
7 Customer must purchase minimum Internet Connectivity of 20 Mbps Tiered or 45 Mbps Burstable.
8 Customer must purchase minimum Internet Connectivity of 30 Mbps Tiered or 100 Mbps Burstable.
9 Includes Domain Name Service (DNS) for one domain name. A Fee of $100 per domain name will be charged for each additional DNS provided by WorldCom.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 7 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

procedures are described at www.uu.net/terms/hosting/colotech.html10. Customer may elect to have WorldCom perform equipment installation by selecting this option on the Internet Colocation Configuration Form. The first two hours of On-Site Technical Support/Hands and Eyes Support per month are provided at no charge. Additional On-Site Technical Support/Hands and Eyes Support is billed at $200 per hour. On-Site Technical Support/Hands and Eyes Support calls are billed in 15 minute increments, with a minimum call of 15 minutes.




































-----------------
10 WorldCom reserves the right to change On-Site Technical Support procedures upon posting of the change to the URL or other notice to Customer.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 8 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

Primary Internet Connectivity Options
-------------------------------------

Tiered Service Tiered service provides a specific amount of bandwidth to Customer's Space. Customer has unlimited use of this Internet bandwidth stream at a fixed monthly cost, but cannot exceed the specified bandwidth tier. Customer may increase the bandwidth tier at any time during the term of this Service Order, but must remain at that tier for at least one calendar month. After the first month at the new tier, Customer may decrease the bandwidth tier, but never below the tier for which Customer initially contracted.

One-time Install Fee: $ 2,500

   Bandwidth Tier       Monthly Charge     Bandwidth Tier   Monthly Charge      Bandwidth Tier    Monthly Charge
   --------------       --------------     --------------   --------------      --------------    --------------

  1.5 Mbps                 $1,500              50 Mbps         $37,600              500 Mbps         $345,000
    3 Mbps                 $2,800              60 Mbps         $44,800              550 Mbps         $374,000
    5 Mbps                 $4,400              75 Mbps         $55,200              600 Mbps         $402,000
    8 Mbps                 $6,800             100 Mbps         $72,000              650 Mbps         $429,000
   10 Mbps                 $7,600             150 Mbps11       $108,000             700 Mbps         $455,000
X  15 Mbps                 $11,400            200 Mbps         $144,000             750 Mbps         $480,000
   20 Mbps                 $15,200            250 Mbps         $180,000             800 Mbps         $504,000
   25 Mbps                 $19,000            300 Mbps         $216,000             900 Mbps         $558,000
   30 Mbps                 $22,800            350 Mbps         $252,000           1,000 Mbps         $610,000
   40 Mbps                 $30,300            400 Mbps         $284,000
   45 Mbps                 $34,000            450 Mbps         $315,000

Burstable Service Burstable service provides unlimited use of a 10 Mbps, 45 Mbps, 100, 250, 500 or 1,000 Mbps Internet connection. The monthly rate is based on Customer's sustained usage of this connection. Sustained usage is defined at the 95th percentile measurement of all bandwidth usage samples taken during the month.

     10 Mbps Burstable Service           45 Mbps Burstable Service              100 Mbps Burstable Service
   One -time Install Fee: $2,500       One -time Install Fee: $2,500           One -time Install Fee: $2,500

Sustained Usage      Monthly Charge   Sustained Usage   Monthly Charge        Sustained Usage  Monthly Charge
---------------      --------------   ---------------   --------------        ---------------  --------------
  0.0 - 2.0             $2,625           0.0 -- 5.0         $6,000               0.0 - 10.0       $14,100
  2.1 - 3.0             $3,375           5.1 - 10.0         $10,883             10.1 - 20.0       $28,125
  3.1 - 4.0             $4,125          10.1 - 15.0         $14,578             20.1 - 30.0       $33,984
  4.1 - 5.0             $4,875          15.1 - 20.0         $18,273             30.1 - 40.0       $39,844
  5.1 - 6.0             $5,625          20.1 - 25.0         $21,969             40.1 - 50.0       $45,703
  6.1 - 7.0             $6,375          25.1 - 30.0         $25,664             50.1 - 60.0       $51,563
  7.1 - 8.0             $7,125          30.1 - 35.0         $29,359             60.1 - 70.0       $57,422
  8.1 - 9.0             $7,875          35.1 - 40.0         $33,055             70.1 - 80.0       $63,281
  9.1 - 10.0            $8,625          40.1 - 45.0         $36,750             80.1 - 90.0       $69,141
                                                                                90.1 - 100.0      $75,000

    250 Mbps Burstable Service11         500 Mbps Burstable Service             1000 Mbps Burstable Service
   One -time Install Fee: $2,500        One -time Install Fee: $2,500          One -time Install Fee: $2,500

Sustained Usage      Monthly Charge   Sustained Usage   Monthly Charge        Sustained Usage  Monthly Charge
---------------      --------------   ---------------   --------------        ---------------  --------------
  0.0 - 25.0            $31,000          0.0 - 50.0         $67,100              0.0 - 100.0      $152,316
 25.1 - 50.0            $61,000         50.1 - 75.0         $93,088            100.1 - 125.0      $173.265
 50.1 - 75.0            $90,500         75.1 - 100.0        $119,075           125.1 - 150.0      $194,214
 75.1 - 100.0           $120,000       100.1 - 125.0        $145,063           150.1 - 175.0      $215,163
100.1 - 125.0           $129,167       125.1 - 150.0        $171,050           175.1 - 200.0      $236,112
125.1 - 150.0           $138,333       150.1 - 175.0        $197,038           200.1 - 225.0      $257,061
150.1 - 175.0           $147,500       175.1 - 200.0        $223,025           225.1 - 250.0      $278,010
175.1 - 200.0           $156,667       200.1 - 225.0        $249,013           250.1 - 275.0      $298,959

-----------------
11 All Internet connectivity that is for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole cost and expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX Multi Mode SC connections.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 9 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

    250 Mbps Burstable Service12        One -time Install Fee: $2,500          One -time Install Fee: $2,500
           (continued)                   500 Mbps Burstable Service             1000 Mbps Burstable Service
                                                  (continued)                          (continued)
   One -time Install Fee: $2,500        One -time Install Fee: $2,500          One -time Install Fee: $2,500

Sustained Usage      Monthly Charge   Sustained Usage   Monthly Charge        Sustained Usage  Monthly Charge
---------------      --------------   ---------------   --------------        ---------------  --------------

200.1 - 225.0           $165,833       225.1 - 250.0        $275,000           275.1 - 300.0      $319,908
225.1 - 250.0           $175,000       250.1 - 275.0        $280,000           300.1 - 325.0      $340,857
                                       275.1 - 300.0        $285,000           325.1 - 350.0      $361,806
                                       300.1 - 325.0        $290,000           350.1 - 375.0      $382,755
                                       325.1 - 350.0        $295,000           375.1 - 400.0      $403,704
                                       350.1 - 375.0        $300,000           400.1 - 425.0      $424,653
                                       375.1 - 400.0        $305,000           425.1 - 450.0      $445,602
                                       400.1 - 425.0        $310,000           450.1 - 475.0      $466,551
                                       425.1 - 450.0        $315,000           475.1 - 500.0      $487,500
                                       450.1 - 475.0        $320,000           500.1 - 525.0      $493,125
                                       475.1 - 500.0        $325,000           525.1 - 550.0      $498,750
                                                                               550.1 - 575.0      $504,375
                                                                               575.1 - 600.0      $510,000
                                                                               600.1 - 625.0      $515,625
                                                                               625.1 - 650.0      $521,250
                                                                               650.1 - 675.0      $526,875
                                                                               675.1 - 700.0      $532,500
                                                                               700.1 - 725.0      $538,125
                                                                               725.1 - 750.0      $543,750
                                                                               750.1 - 775.0      $549,375
                                                                               775.1 - 800.0      $555,000
                                                                               800.1 - 825.0      $560,625
                                                                               825.1 - 850.0      $566,250
                                                                               850.1 - 875.0      $571,875
                                                                               875.1 - 900.0      $577,500
                                                                               900.1 - 925.0      $583,125
                                                                               925.1 - 950.0      $588,750
                                                                               950.1 - 975.0      $594,375
                                                                               975.1 - 1000.0     $600,000

       Additional Service Options                                 Monthly Charge             Install Fee
       --------------------------                                 --------------             -----------

       POP Mailboxes - Number of Mailboxes ___________            $ 10 (each Mailbox)           $ 0
       Keynote - Web Performance Reporting
         US10 - Number of Instances ___________                   $ 245 (each)                  $ 0
         US25 - Number of Instances ___________                   $ 395 (each)                  $ 0
         Global 35 - Number of Instances ___________              $ 595 (each)                  $ 0
         Global 50 - Number of Instances ___________              $1,245 (each)                 $ 0

Cross-Connect Customer may provision network connectivity for "out-of-band" access. WorldCom will charge a cross-connect fee for each outof- band circuit that connects to Customer's cabinet. WorldCom assumes no responsibility for monitoring, maintenance, or repair of out-of-band circuits.

                                                                  Monthly Charge             Install Fee
Total Number of Cross Connects Required _____                      $ 50 (each)               $ 150 (each)

-----------------
12 All Internet connectivity that is for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole cost and expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX Multi Mode SC connections.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 10 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)


Customer Name: CROSSWALK.COM

Equipment and Equipment Support Options

Compaq Equipment and Support Options

Description Compaq Equipment13                                    Part#                   Quantity              Non-Recurring
                                                                                                                Charges14

Proliant DL 360 - Standard Configuration                        210640-001                  ____                $ 2,185.70

Proliant DL360 6/1GHz 128MB 256 KB CDR Model,
Rack Mounted
Intel Pentium III 1.0 GHz Processor
Integrated Smart Array Controller
190-Watt Power Supply
256-KB level 2 ECC cache
128-MB (PC133-MHz Registered ECC SDRAM memory)
Dual NC3163 Fast Ethernet NIC Embedded 10/100 WOL (Wake On LAN)
Wide Ultra3 SCSI Drive CAGE ONLY
2x IDE CD-ROM Drive (low -profile)
1U Rack form factor (1.75" )
For more information please consult http://www.compaq.com/products/quickspecs/10530_div/10530_div.html

Proliant DL 360 - Options
-------------------------
Processor Upgrade
1GHz Pentium III 256K Processor Option Kit (up to 1 additional) 210642-B21                  ____                $ 1,001.00
Memory Upgrade - up to 4GB in 4 slots per server
128MB RAM Upgrade                                               128277-B21                  ____                $ 146.00
256MB RAM Upgrade                                               128278-B21                  ____                $ 319.00
512MB RAM Upgrade                                               128279-B21                  ____                $ 819.00
1GB RAM Upgrade                                                 128280-B21                  ____                $ 1,815.00
Drives - up to 2HDD in 2 HD slots per server.
9.1 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                   142671-B22                  ____                $ 368.00
18.2 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                  142673-B22                  ____                $ 425.00
36.4 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                  176496-B22                  ____                $ 753.00
Ethernet Card - up to 1 additional - 1*64bit PCI or 1*32bit PCI per server
Netilligent NC3123 Fast Ethernet NIC PCI 10/100                 174830-B21                  ____                $ 66.00
NC3131 Fast Ethernet NIC 64 PCI Dual Base                       338456-B21                  ____                $ 258.50
Other Options
Remote Insight Lights-Out Edition (Max 1)                       157866-001                  ____                $ 464.20

Proliant DL 380 - Standard Configuration
----------------------------------------
Proliant DL380 6/1GHz 128MB 256 KB CDR Model,
Rack Mounted                                                    193706-001                  ____                $ 2,504.70
Intel Pentium III 1.0 GHz Processor
256-KB level 2 ECC cache
128-MB (PC133 MHz Registered ECC SDRAM memory)
NC3163 Fast Ethernet NIC Embedded 10/100 WOL (Wake On LAN)
Integrated Smart Array Controller
Wide Ultra3 SCSI Drive CAGE ONLY
275-Watt Power Supply
2x IDE CD-ROM Drive (low -profile)
3U Rack form factor (5.25" )
For further information please consult http://www.compaq.com/products/quickspecs/10495_div/10495_div.html

----------------------
13 Operating System software ("OS) is not included with the Compaq equipment. Customer, and not WorldCom, is responsible, at Customer's expense, for obtaining the OS and installing the OS on the equipment. Compaq's standard warranty for the Proliant Servers offered through this agreement is located at http://www.compaq.com/support/warranty-upgrades/ under US standard warranty information.
14 The Price for Compaq Equipment is not discountable.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 11 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

Description Compaq Equipment15                                  Part#                       Quantity            Non-Recurring
                                                                                                                Charges16
Proliant DL 380 - Options
-------------------------
Processor Upgrade
1GHz Pentium III 256K Processor Option Kit (additional 1)       187602-B21                  ____                $ 1,001.00
Memory Upgrade - up to 4GB in 4 slots
1GB RAM UPGRADE                                                 128280-B21                  ____                $ 1,815.00
512-MB SDRAM DIMM 133                                           128279-B21                  ____                $ 819.50
256-MB SDRAM DIMM 133                                           128278-B21                  ____                $ 319.00
128-MB SDRAM DIMM 133                                           128277-B21                  ____                $ 146.30
Drives - up to 4HDD (additional 2 with optional drive cage)
9.2 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                   142671-B22                  ____                $ 368.50
18.2 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                  142673-B22                  ____                $ 425.70
36.4 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                  176496-B22                  ____                $ 753.50
Internal 12/24GB DDS3 Drive (Max 1)                             295513-B22                  ____                $ 645.70
Internal 20/40GB DDS3 Drive (Max 1)                             157769-B21                  ____                $ 970.20
Internal 20/40GB DLT Drive (Max 1)                              340743-B22                  ____                $ 1,822.70
Arrays
Smart Array 4200 Quad Channel Ultra2 (Max 1)                    295636-B21                  ____                $ 1,611.50
Smart Array 5304/128 Quad Channel Ultra3 (Max 1)                158939-B21                  ____                $ 2,211.00
Ethernet Cards - 4 additional slots available, 3*64bit PCI , 1*32bit PCI
Netilligent NC3123 Fast Ethernet NIC PCI 10/100
(up to 4 additional)                                            174830-B21                  ____                $ 66.00
NC3131 Fast Ethernet NIC 64 PCI Dual Base
(up to 4 additional)                                            338456-B21                  ____                $ 258.50
Other Options
Remote Insight Lights-Out Edition (Max 1)                       157866-001                  ____                $ 464.20
DL380 275 Watt Redundant Power Supply Module (Max 1)            143397-001                  ____                $ 294.80
Additional Drive Cage                                           157007-B21                  ____                $ 207.90

Proliant ML570R - Standard Configuration
----------------------------------------
Proliant ML570R 1MB 512MB CDR Model 2                           138662-001                  ____                $ 6,737.50
Intel Pentium III Xeon 1MB Processor 700 MHz
1-MB level 2 writeback cache per processor
512-MB (PC133 MHz Registered ECC SDRAM memory)
NC3163 Fast Ethernet NIC Embedded 10/100 WOL (Wake On LAN)
Integrated Dual Wide Ultra3 SCSI Adapter
2 x Wide Ultra3 SCSI Drive CAGE ONLY
Remote Insight Lights-Out Edition support
32xIDE CD-ROM (low-profile)
7U Rack Form Factors
For Further information please consult http://www.compaq.com/products/quickspecs/10633_div/10633_div.html

----------------------
15 Operating System software ("OS) is not included with the Compaq equipment. Customer, and not WorldCom, is responsible, at Customer's expense, for obtaining the OS and installing the OS on the equipment. Compaq's standard warranty for the Proliant Servers offered through this agreement is located at http://www.compaq.com/support/warranty-upgrades/ under US standard warranty information.
16 The Price for Compaq Equipment is not discountable.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 12 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

Description Compaq Equipment17                                  Part#                       Quantity            Non-Recurring
                                                                                                                Charges18
Proliant ML570R Options
-----------------------
Processor Upgrade
Intel Pentium III Xeon 1MB Processor 700 MHz Option Kit
(up to 3 additional)                                            174448-B21                  ____                $ 1,966.80
Memory Upgrade - Max 16GB in 8 slots per server
512-MB PC100 Registered ECC SDRAM Memory Kit                    189080-B21                  ____                $ 962.50
1GB PC100 Registered ECC SDRAM Memory Kit                       189081-B21                  ____                $ 2,172.50
2GB PC100 Registered ECC SDRAM Memory Kit                       189082-B21                  ____                $ 5,280.00
Drives - Max 12HDD
9.1 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                   142671-B22                  ____                $ 368.50
18.2 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                  142673-B22                  ____                $ 425.70
36.4 GB 10,000 RPM Ultra3 Hot Plug Hard Drives                  176496-B22                  ____                $ 753.50
Internal 20/40GB DLT Drive (Max 1)                              340743-B22                  ____                $ 1,822.70
Ethernet Cards - up to an additional 5, 4*64bit PCI , 1*32bit PCI
Netelligent NC3123 Fast Ethernet NIC PCI 10/100
(up to 1 additional))\                                          174830-B21                  ____                $ 66.00
NC3131 Fast Ethernet NIC 64 PCI Dual Base (Max 2)               338456-B21                  ____                $ 258.50
Arrays
Smart Array 4200 Quad Channel Ultra2 (Max 1)                    295636-B21                  ____                $ 1,611.50
Smart Array 5304/128 Quad Channel Ultra3 (Max 1)                158939-B21                  ____                $ 2,211.00
Other Options
Remote Insight Lights-Out Edition (Max 1)                       157866-001                  ____                $ 464.20
Proliant Redundant Power Supply (Max 1)                         306592-B21                  ____                $ 493.90
Proliant Redundant Fan Kit (Max 1)                              386121-B21                  ____                $ 158.40

Compaq Support19                                                Part#                       Quantity            Non-Recurring
                                                                                                                Charges (Compaq
                                                                                                                CarePaq Support
                                                                                                                prices per server20)
Proliant DL360
Compaq Proliant DL360, 9*5,4Hr OnSite, 3yr                      FM-EL4HR-36                 ____                $ 495.00
Compaq Proliant DL360, 7*24,4Hr OnSite, 3yr                     FM-EL724-36                 ____                $ 720.50
Proliant DL380
Compaq Proliant DL380, 9*5,4Hr OnSite, 3yr                      FM-LO4HR-36                 ____                $ 940.50
Compaq Proliant DL380, 7*24,4Hr OnSite, 3yr                     FM-LO724-36                 ____                $ 1,386.00
Proliant ML570R
Compaq Proliant ML570, 9*5,4Hr OnSite, 3yr                      FM-MI4HR-36                 ____                $ 1,160.50
Compaq Proliant ML570, 7*24,4Hr OnSite, 3yr                     FM-MI724-36                 ____                $ 1,710.50

-----------------
17 Operating System software ("OS) is not included with the Compaq equipment. Customer, and not WorldCom, is responsible, at Customer's expense, for obtaining the OS and installing the OS on the equipment. Compaq's standard warranty for the Proliant Servers offered through this agreement is located at http://www.compaq.com/support/warranty-upgrades/ under US standard warranty information.
18 The Price for Compaq Equipment is not discountable.
19 The Compaq CarePaq Support Fee is not discountable. Fee coers three years of CarePaq support. Customer must complete and return to Compaq the CarePaq forms to activate the Compaq CarePaq service. The CarePaq forms will be sent to Customer with the Equipment.
20 Standard Compaq hardware support for the Compaq Proliant DL360, DL380, and 570R is 3-year onsite coverage with 48 hour "best try" response time. WorldCom offered CarePaq support for the Compaq Proliant DL360, DL380, and 570R is 3-year onsite coverage with 4 hour (7 x 24 hour) response time. Additional information on Compaq CarePaq support is available at http://www.compaq.com/services/carepaq/cp_more_info.html.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 13 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)



Customer Name: CROSSWALK.COM

            Additional Terms and Conditions for Compaq Equipment and
            --------------------------------------------------------
                            Equipment Support Options
                            -------------------------

Equipment. MCI WorldCom Communications, Inc. ("WorldCom") is acting only as a reseller with respect to the hardware and software offered under this Agreement ("Equipment"), which was manufactured by a third party ("Manufacturer"). Compaq Equipment and Support are available only to Customers in the United States. WorldCom will ship the current WorldCom tested version of the Equipment to the Customer through a Compaq authorized reseller ("Vendor"). WorldCom shall not be liable for any delay of failure in performance due to Force Majeure, which shall include without limitation acts of God, earthquake, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, equipment failures, transportation difficulties, or other occurrences which are beyond WorldCom's reasonable control. TITLE TO THE EQUIPMENT AND RISK OF LOSS IN CONNECTION WITH THE EQUIPMENT SHALL PASS TO CUSTOMER UPON SHIPMENT OF THE EQUIPMENT FROM THE VENDOR.

Equipment Maintenance and Support. WorldCom is acting only as a reseller with respect to the Support. WorldCom accepts no responsibility for Equipment maintenance or support. THE PROVISION OF ALL MAINTENANCE OR SUPPORT, IF APPLICABLE, SHALL BE THE RESPONSIBILITY OF THE MANUFACTURER, NOT WORLDCOM. If Customer identifies an Equipment failure or determines the Equipment is defective, Customer must notify the Manufacturer. Customer acknowledges that WorldCom and its affiliates are not parties to the Support Agreement between Customer and Compaq Computer Corporation ("Compaq"), and Customer shall have no claim or cause of action against WorldCom regarding such Support Agreement. Payment for additional Compaq support and renewals of the Support shall be between Compaq and Customer. WorldCom shall not have any obligations or liabilities whatsoever under the Support Agreement, including without limitation the obligation to provide any service covered by the Support Agreement, and no representations or warranties are being made by WorldCom with respect to the Support Agreement for the service. Customer is responsible for enforcing maintenance or support commitments made by the Manufacturer.

Delivery Time to WorldCom Facility / Customer Premises. Normal delivery time is 3 business days from the time Compaq hardware is ordered until it is delivered at the Customer's premises or WorldCom Facility. Delivery time may be impacted by hardware availability or other factors beyond the control of WorldCom. Delays will be communicated to Customer by the Colocation Install Engineer assigned to the Customer's account.

DISCLAIMER OF WARRANTY. CUSTOMER ACKNOWLEDGES THAT IN ENTERING INTO THIS AGREEMENT IT IS NOT RELYING ON ANY WARRANTIES OR REPRESENTATIONS MADE BY WORLDCOM OR THE MANUFACTURER, INCLUDING ANY REPRESENTATION THAT THE EQUIPMENT MEETS CUSTOMER'S REQUIREMENTS OR THAT ITS OPERATION WILL BE UNINTERRUPTED OR ERROR-FREE.

Invoicing and Payment. The price of the Equipment purchased by Customer and the Fee for CarePaq Support will be invoiced upon shipment of the Equipment. Prices are exclusive of shipping and insurance, which shall be paid by Customer. Prices are exclusive of any taxes which are levied or assessed upon the Equipment or Services provided hereunder. Any such taxes shall be paid by Customer. The other provisions of Section 3 of the Agreement shall apply to Equipment and Service invoices.

Export Law Compliance. Customer acknowledges that the export, import and use of certain Equipment and related technical data provided hereunder may be regulated by the United States and other governments. Customer agrees to comply with all applicable laws and regulations in connection with its use of the Equipment, including the U.S. Export Administration Act, the regulations implemented thereunder by the Department of Commerce, and under other applicable laws or regulations. Customer represents and warrants that it is a U.S. citizen or permanent resident, or a corporation organized under the laws of one or more of the United States of America, that Customer is not procuring the Equipment on behalf of a foreign national, and that Customer is not subject to a U.S. government order suspending, revoking or denying export privileges.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 14 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)


Customer Name: CROSSWALK.COM

Sun Microsystems Equipment and Support Options
Description SUN Equipment21 22                                  Part#                       Quantity            Non-Recurring
                                                                                                                Charges23
Sun Enterprise 220R - Standard Configuration                    A34-ULD1-512MFA1            ____                $ 9,235.38
E220R Server
400MHz UltraSPARC-II with 2-MB E-Cache
512 MB Memory
Internal 18.2 GB 10000 RPM ULTRA SCSI Disk Drive 1" High
Internal DVD
380 Watt Power Supply
North American/Asian Power Cord24                               X311L                       ____                $ 0.00

Sun Enterprise 220R - Options
-----------------------------
Processor Upgrade
450-MHz UltraSPARC-II Processor Module with 4-MB Cache          X1195A                      ____                $ 5,082.00
Memory Upgrade - up to 8 total, order in quantities of 2
128 MB Memory Expansion (2 x 64 MB SIMMs)                       X7003A                      ____                $ 554.40
256 MB SIMM EXP (2 x 128 MB SIMM)                               X7004A                      ____                $ 919.38
Drives - 2 Max
Internal 18.2 GB 10000 RPM ULTRA SCSI Disk Drive 1" High        X5237A                      ____                $ 868.56
Internal 36.4 GB 10000 RPM ULTRA SCSI Disk Drive 1" High        X5242A                      ____                $ 1,450.68
Ethernet / PCI Interface & Host Adapters - 4 slots available
10/100 BASE-T SunFastEthernet Controller (4 Max)                X1033A                      ____                $ 519.86
Sun Quad FastEthernet Controller PCI Adapter (2 Max)            X1034A                      ____                $ 1,342.66
Dual Channel SE UltraSCSI SE Host Adapter (4 Max)               X6540A                      ____                $ 396.44
Dual Channel Diff UltraSCSI Host Adapter (4 Max)                X6541A                      ____                $ 1,077.12
Other Options
Solaris Media Kit21                                             SOLZS-080B9AY9              ____                $ 74.80
380 Watt Redundant Power Supply                                 X9684A                      ____                $ 642.18
North American/Asian Power Cord24                               X311L                       ____                $ 0.00














---------------------
21 All Sun system products include a License to use the Solaris Operating Environment. Customers are authorized to run the latest version of the Solaris Operating Environment, or any previous version of Solaris that is still available. Customers may obtain the Solaris Operating Environment Software by buying one or more media kits. Only one media kit per customer is necessary
22 All Servers have an onboard 10/100 Ethernet Port.
23 The Price for Sun Equipment and Support Options is not discountable.
24 Please order 1 x Power Cord per Power Supply (no charge).

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 15 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

Description SUN Equipment25 26                                  Part#                       Quantity            Non-Recurring
                                                                                                                Charges27

Sun Fire 280R - Configuration #1                                A35-WRF1-2GQB1              ____                $ 21,247.38
Sun Fire 280R Server
750 MHz UltraSPARC III Processer with 8 MB E-Cache
2 GB Memory
4 x 512 MB DIMMs
2 x 36.4 GB 10 000 1 " Internal FCAL Disk Drives
Internal DVD
2 x 560 Watt Power Supplies
North American/Asian Power Cord28                               X311L                       ____                $ 0.00
Sun Fire 280R - Configuration #2                                A35-WRF2-4GQB1              ____                $ 38,803.38
Sun Fire 280R Server
2 x 750 MHz UltraSPARC III Processer, 8 MB E-Cache
4 GB Memory
4 x 1 GB DIMMs
2 x 36.4 GB 10000 1 " Internal FCAL Disk Drives
Internal DVD
2 x 560 Watt Power Supplies
North American/Asian Power Cord28                               X311L                       ____                $ 0.00

Sun Enterprise 280R Options
---------------------------
Solaris Media Kit29                                             SOLZS-080B9AY9              ____                $ 74.80
Sun Enterprise 420R
Sun Enterprise 420R - Standard Configuration                    A33-ULD1-1GFA1              ____                $ 15,888.18
E420R Server
450 MHz UltraSPARC-II Processor, 4 MB E-Cache
1 GB Memory
Internal 18.2 GB 10000 RPM ULTRA SCSI Disk Drive (1")
Internal DVD
380 Watt Power Supplies
North American/Asian Power Cord28                               X311L                       ____                $ 0.00

----------------------
25 All Sun system products include a License to use the Solaris Operating Environment. Customers are authorized to run the latest version of the Solaris Operating Environment, or any previous version of Solaris that is still available. Customers may obtain the Solaris Operating Environment Software by buying one or more media kits. Only one media kit per customer is necessary
26 All Servers have an onboard 10/100 Ethernet Port.
27 The Price for Sun Equipment and Support Options is not discountable.
28 Please order 1 x Power Cord per Power Supply (no charge).

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 16 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

Description SUN Equipment29 30                                  Part#                       Quantity            Non-Recurring
                                                                                                                Charges31

Sun Enterprise 420R Options
Processor Upgrade
450-MHz UltraSPARC-II Processor Module, 4 MB Cache              X1195A                      ____                $ 5,082.00
Memory Upgrade - 8 Max, order in quantities of 2
128 MB Memory Expansion (2 x 64 MB SIMMs)                       X7003A                      ____                $ 554.40
256 MB SIMM EXP (2 x 128 MB SIMM)                               X7004A                      ____                $ 919.38
512 MB Expansion Memory (2 x 256 MB DIMMs)                      X7005A                      ____                $ 1,617.00
Drives - 2 Max
Internal 18.2 GB 10000 RPM ULTRA SCSI Disk Drive (1")           X5237A                      ____                $ 868.56
Internal 36.4 GB 10000 RPM ULTRA SCSI Disk Drive (1")           X5242A                      ____                $ 1,450.68
Ethernet / PCI Interface and Host Adapters - 4 slots available
10/100 BASE-T SunFastEthernet Controller (4 Max)                X1033A                      ____                $ 519.86
Sun Quad FastEthernet Controller PCI Adapter (2 Max)            X1034A                      ____                $ 1,342.66
Dual Channel SE UltraSCSI SE Host Adapter (4 Max)               X6540A                      ____                $ 396.44
Dual Channel Diff UltraSCSI Host Adapter (4 Max)                X6541A                      ____                $ 1,077.12
Other Options
Solaris Media Kit (1)                                           SOLZS-080B9AY9              ____                $ 74.80
380 Watt Redundant Power Supply                                 X9684A                      ____                $ 642.18
North American/Asian Power Cord32                               X311L                       ____                $ 0.00
Sun Spectrum Support Services - prices per server
Sun Enterprise 220R
36 Month Platinum Level SunSpectrum Support33                   Platinum                    ____                $ 6,652.80
36 Month Gold Level SunSpectrum Support34                       Gold                        ____                $ 4,585.68
36 Month Silver Level SunSpectrum Support35                     Silver                      ____                $ 3,326.40
Sun Enterprise 280R
36 Month Platinum Level SunSpectrum Support33                   Platinum                    ____                $ 10,692.00
36 Month Gold Level SunSpectrum Support34                       Gold                        ____                $ 7,341.84
36 Month Silver Level SunSpectrum Support35                     Silver                      ____                $ 5,346.00
Sun Enterprise 420R
36 Month Platinum Level SunSpectrum Support33                   Platinum                    ____                $ 10,692.00
36 Month Gold Level SunSpectrum Support34                       Gold                        ____                $ 7,341.84
36 Month Silver Level SunSpectrum Support35                     Silver                      ____                $ 5,346.00

----------------------------
29 All Sun system products include a License to use the Solaris Operating Environment. Customers are authorized to run the latest version of the Solaris Operating Environment, or any previous version of Solaris that is still available. Customers may obtain the Solaris Operating Environment Software by buying one or more media kits. Only one media kit per customer is necessary
30 All Servers have an onboard 10/100 Ethernet Port.
31 The Price for Sun Equipment and Support Options is not discountable.
32 Please order 1 x Power Cord per Power Supply (no charge)
33 7X24 On-Site Coverage, 7X24 Telephone Coverage, 2 hr Response Time On-Site, Live Tranfer-Phone
34 8am-8pm M-F On-Site Coverage, 7X24 Telephone Coverage, 4 hr Response Time On-Site, Live Tranfer-Phone
35 8am-5pm M-F On-Site Coverage, 8am-8pm M-F Telephone Coverage, 4 hr. Response Time On-Site, Live Transfer-Phone

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 17 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

       Additional Terms and Conditions for Sun Microsystems Equipment and
       ------------------------------------------------------------------
                           Equipment Support Options
                           -------------------------

Equipment. MCI WorldCom Communications, Inc. ("WorldCom") is acting only as a reseller with respect to the hardware and software offered under this Agreement ("Equipment"), which was manufactured by a third party ("Manufacturer"). Sun Microsystems Equipment and Support are available only to Customers in the United States. WorldCom will ship the current WorldCom tested version of the Equipment to the Customer through a Sun Microsystems authorized reseller ("Vendor"). WorldCom shall not be liable for any delay of failure in performance due to Force Majeure, which shall include without limitation acts of God, earthquake, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, equipment failures, transportation difficulties, or other occurrences which are beyond WorldCom's reasonable control. TITLE TO THE EQUIPMENT AND RISK OF LOSS IN CONNECTION WITH THE EQUIPMENT SHALL PASS TO CUSTOMER UPON SHIPMENT OF THE EQUIPMENT FROM THE VENEDOR.

Equipment Maintenance and Support. WorldCom is acting only as a reseller with respect to the Support. WorldCom accepts no responsibility for Equipment maintenance or support. THE PROVISION OF ALL MAINTENANCE OR SUPPORT, IF APPLICABLE, SHALL BE THE RESPONSIBILITY OF THE MANUFACTURER, NOT WORLDCOM. If Customer identifies an Equipment failure or determines the Equipment is defective, Customer must notify the Manufacturer. Customer acknowledges that WorldCom and its affiliates are not parties to the Support Agreement between Customer and Sun Microsystems, and Customer shall have no claim or cause of action against WorldCom regarding such Support Agreement. Payment for additional Compaq support and renewals of the Support shall be between Sun Microsystems and Customer. WorldCom shall not have any obligations or liabilities whatsoever under the Support Agreement, including without limitation the obligation to provide any service covered by the Support Agreement, and no representations or warranties are being made by WorldCom with respect to the Support Agreement for the service. Customer is responsible for enforcing maintenance or support commitments made by the Manufacturer.

Delivery Time to WorldCom Facility / Customer Premises. Normal delivery time is 5-7 business days from the time Sun Microsystems hardware is ordered until it is delivered at the Customer's premises or WorldCom Facility. Delivery time may be impacted by hardware availability or other factors beyond the control of WorldCom. Delays will be communicated to Customer by the Colocation Install Engineer assigned to the Customer's account.

DISCLAIMER OF WARRANTY. CUSTOMER ACKNOWLEDGES THAT IN ENTERING INTO THIS AGREEMENT IT IS NOT RELYING ON ANY WARRANTIES OR REPRESENTATIONS MADE BY WORLDCOM OR THE MANUFACTURER, INCLUDING ANY REPRESENTATION THAT THE EQUIPMENT MEETS CUSTOMER'S REQUIREMENTS OR THAT ITS OPERATION WILL BE UNINTERRUPTED OR ERROR-FREE

Invoicing and Payment. The price of the Equipment purchased by Customer and the Fee for Sun Spectrum Support Services will be invoiced upon shipment of the Equipment. Prices are exclusive of shipping and insurance, which shall be paid by Customer. Prices are exclusive of any taxes which are levied or assessed upon the Equipment or Services provided hereunder. Any such taxes shall be paid by Customer. The other provisions of Section 3 of the Agreement shall apply to Equipment and Service invoices.

Export Law Compliance. Customer acknowledges that the export, import and use of certain Equipment and related technical data provided hereunder may be regulated by the United States and other governments. Customer agrees to comply with all applicable laws and regulations in connection with its use of the Equipment, including the U.S. Export Administration Act, the regulations implemented thereunder by the Department of Commerce, and under other applicable laws or regulations. Customer represents and warrants that it is a U.S. citizen or permanent resident, or a corporation organized under the laws of one or more of the United States of America, that Customer is not procuring the Equipment on behalf of a foreign national, and that Customer is not subject to a U.S. government order suspending, revoking or denying export privileges.

Miscellaneous. Sun Products are not designed or intended for use in on-line control of aircraft, air traffic, aircraft navigation or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. WorldCom and Sun SPECIFICALLY DISCLAIM ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR SUCH USES. Customer represents and warrants that it will not knowingly use or resell Sun Products for such purposes.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 18 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

Load Balancing Options                                          Monthly Charge              Install Fee
----------------------                                          --------------              -----------

  Load Balancing
   Shared Local
     1 block (8 VIPs)                                           $ 500                       $ 750
     2 block (16 VIPs)                                          $ 1,000                     $ 1,500
     3 block (24 VIPs)                                          $ 1,500                     $ 2,250
     4 block (32 VIPs)                                          $ 2,000                     $ 3,000
     5 block (40 VIPs)                                          $ 2,500                     $ 3,750
     6 block (48 VIPs)                                          $ 3,000                     $ 4,500
  Dedicated Local                                               $ 4,000                     $ 1,500

The Load Balancing service provides switch-based HTTP, HTTPS and FTP server load balancing within a single Facility. The Load Balancing service is not available at each Facility. WorldCom shall have no liability if Customer requests the Load Balancing service under this Service Order in a Facility where Load Balancing is not then-currently available.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 19 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

Diverse Internet Connectivity

Tiered Service Tiered service provides a specific amount of bandwidth to Customer's Space. Customer has unlimited use of this Internet bandwidth stream at a fixed monthly cost, but cannot exceed the specified bandwidth tier. Customer may increase the bandwidth tier at any time during the term of this Service Order, but must remain at that tier for at least one calendar month. After the first month at the new tier, Customer may decrease the bandwidth tier, but never below the tier for which Customer initially contracted.

One-time Install Fee: $ 2,500

   Bandwidth Tier       Monthly Charge     Bandwidth Tier   Monthly Charge      Bandwidth Tier    Monthly Charge
   --------------       --------------     --------------   --------------      --------------    --------------

  1.5 Mbps                 $1,500              50 Mbps         $37,600              500 Mbps         $345,000
    3 Mbps                 $2,800              60 Mbps         $44,800              550 Mbps         $374,000
    5 Mbps                 $4,400              75 Mbps         $55,200              600 Mbps         $402,000
    8 Mbps                 $6,800             100 Mbps         $72,000              650 Mbps         $429,000
   10 Mbps                 $7,600             150 Mbps36       $108,000             700 Mbps         $455,000
   15 Mbps                 $11,400            200 Mbps         $144,000             750 Mbps         $480,000
   20 Mbps                 $15,200            250 Mbps         $180,000             800 Mbps         $504,000
   25 Mbps                 $19,000            300 Mbps         $216,000             900 Mbps         $558,000
   30 Mbps                 $22,800            350 Mbps         $252,000           1,000 Mbps         $610,000
   40 Mbps                 $30,300            400 Mbps         $284,000
   45 Mbps                 $34,000            450 Mbps         $315,000

Burstable Service Burstable service provides unlimited use of a 10 Mbps, 45 Mbps, 100, 250, 500 or 1,000 Mbps Internet connection. The monthly rate is based on Customer's sustained usage of this connection. Sustained usage is defined at the 95th percentile measurement of all bandwidth usage samples taken during the month.

     10 Mbps Burstable Service           45 Mbps Burstable Service              100 Mbps Burstable Service
   One -time Install Fee: $2,500       One -time Install Fee: $2,500           One -time Install Fee: $2,500

Sustained Usage      Monthly Charge   Sustained Usage   Monthly Charge        Sustained Usage  Monthly Charge
---------------      --------------   ---------------   --------------        ---------------  --------------
  0.0 - 2.0             $2,625           0.0 -- 5.0         $6,000               0.0 - 10.0       $14,100
  2.1 - 3.0             $3,375           5.1 - 10.0         $10,883             10.1 - 20.0       $28,125
  3.1 - 4.0             $4,125          10.1 - 15.0         $14,578             20.1 - 30.0       $33,984
  4.1 - 5.0             $4,875          15.1 - 20.0         $18,273             30.1 - 40.0       $39,844
  5.1 - 6.0             $5,625          20.1 - 25.0         $21,969             40.1 - 50.0       $45,703
  6.1 - 7.0             $6,375          25.1 - 30.0         $25,664             50.1 - 60.0       $51,563
  7.1 - 8.0             $7,125          30.1 - 35.0         $29,359             60.1 - 70.0       $57,422
  8.1 - 9.0             $7,875          35.1 - 40.0         $33,055             70.1 - 80.0       $63,281
  9.1 - 10.0            $8,625          40.1 - 45.0         $36,750             80.1 - 90.0       $69,141
                                                                                90.1 - 100.0      $75,000

------------------------

36 All Internet connectivity that is for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole cost and expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX Multi Mode SC connections.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 20 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

    250 Mbps Burstable Service37         500 Mbps Burstable Service             1000 Mbps Burstable Service
   One -time Install Fee: $2,500        One -time Install Fee: $2,500          One -time Install Fee: $2,500

Sustained Usage      Monthly Charge   Sustained Usage   Monthly Charge        Sustained Usage  Monthly Charge
---------------      --------------   ---------------   --------------        ---------------  --------------
  0.0 - 25.0            $31,000          0.0 - 50.0         $67,100              0.0 - 100.0      $152,316
 25.1 - 50.0            $61,000         50.1 - 75.0         $93,088            100.1 - 125.0      $173.265
 50.1 - 75.0            $90,500         75.1 - 100.0        $119,075           125.1 - 150.0      $194,214
 75.1 - 100.0           $120,000       100.1 - 125.0        $145,063           150.1 - 175.0      $215,163
100.1 - 125.0           $129,167       125.1 - 150.0        $171,050           175.1 - 200.0      $236,112
125.1 - 150.0           $138,333       150.1 - 175.0        $197,038           200.1 - 225.0      $257,061
150.1 - 175.0           $147,500       175.1 - 200.0        $223,025           225.1 - 250.0      $278,010
175.1 - 200.0           $156,667       200.1 - 225.0        $249,013           250.1 - 275.0      $298,959
200.1 - 225.0           $165,833       225.1 - 250.0        $275,000           275.1 - 300.0      $319,908
225.1 - 250.0           $175,000       250.1 - 275.0        $280,000           300.1 - 325.0      $340,857
                                       275.1 - 300.0        $285,000           325.1 - 350.0      $361,806
                                       300.1 - 325.0        $290,000           350.1 - 375.0      $382,755
                                       325.1 - 350.0        $295,000           375.1 - 400.0      $403,704
                                       350.1 - 375.0        $300,000           400.1 - 425.0      $424,653
                                       375.1 - 400.0        $305,000           425.1 - 450.0      $445,602
                                       400.1 - 425.0        $310,000           450.1 - 475.0      $466,551
                                       425.1 - 450.0        $315,000           475.1 - 500.0      $487,500
                                       450.1 - 475.0        $320,000           500.1 - 525.0      $493,125
                                       475.1 - 500.0        $325,000           525.1 - 550.0      $498,750
                                                                               550.1 - 575.0      $504,375
                                                                               575.1 - 600.0      $510,000
                                                                               600.1 - 625.0      $515,625
                                                                               625.1 - 650.0      $521,250
                                                                               650.1 - 675.0      $526,875
                                                                               675.1 - 700.0      $532,500
                                                                               700.1 - 725.0      $538,125
                                                                               725.1 - 750.0      $543,750
                                                                               750.1 - 775.0      $549,375
                                                                               775.1 - 800.0      $555,000
                                                                               800.1 - 825.0      $560,625
                                                                               825.1 - 850.0      $566,250
                                                                               850.1 - 875.0      $571,875
                                                                               875.1 - 900.0      $577,500
                                                                               900.1 - 925.0      $583,125
                                                                               925.1 - 950.0      $588,750
                                                                               950.1 - 975.0      $594,375
                                                                               975.1 - 1000.0     $600,000

--------------------------------
37 All Internet connectivity that is for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole cost and expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX Multi Mode SC connections.

CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 21 of 22
                     Printed November 9, 2001 at 2:38:00 AM

              United States Internet Colocation Services Agreement
                            Attachment C (Continued)

Customer Name: CROSSWALK.COM

Shadow Internet Connectivity

Shadow Tiered Service Tiered service provides a specific amount of bandwidth to Customer's Space. Customer has unlimited use of this Internet bandwidth stream at a fixed monthly cost, but cannot exceed the specified bandwidth tier. Customer may increase the bandwidth tier at any time during the term of this Service Order, but must remain at that tier for at least one calendar month. After the first month at the new tier, Customer may decrease the bandwidth tier, but never below the tier for which Customer initially contracted. Customer will be billed the base shadow connection Monthly Charge below as long as the sustained usage of such connection (95% percentile traffic sampling rate) does not exceed 64 Kbps while the Primary Internet Connectivity is available. If sustained usage exceeds 64 Kbps, Customer will pay an excess usage charge(s) for the second connection. The excess usage charge is the Monthly Charge for the tier noted below that is set forth in the Primary Internet Connectivity section above. Customer will be billed at those rates until the sustained usage of the Shadow Internet Connectivity in a month decreases below 64 Kbps. If WorldCom determines that Customer's use of the Shadow Internet Connectivity resulted from unavailability of the WorldCom provided Primary Internet Connectivity, WorldCom will credit Customer's account for any excess usage charges billed.

One-time Install Fee: $ 2,500

   Bandwidth Tier       Monthly Charge     Bandwidth Tier   Monthly Charge      Bandwidth Tier    Monthly Charge
   --------------       --------------     --------------   --------------      --------------    --------------
      1.5 Mbps             $ 255              45 Mbps           $2,380             450 Mbps           $3,000
        3 Mbps             $1,175             50 Mbps           $2,380             500 Mbps           $3,000
        5 Mbps             $1,175             60 Mbps           $2,380             550 Mbps           $3,000
        8 Mbps             $1,175             75 Mbps           $2,380             600 Mbps           $3,000
    X  10 Mbps             $1,175            100 Mbps           $2,380             650 Mbps           $3,000
       15 Mbps             $1,175            150 Mbps38         $3,000             700 Mbps           $3,000
       20 Mbps             $1,175            200 Mbps           $3,000             750 Mbps           $3,000
       25 Mbps             $1,175            250 Mbps           $3,000             800 Mbps           $3,000
       30 Mbps             $1,175            300 Mbps           $3,000             900 Mbps           $3,000
       35 Mbps             $1,175            350 Mbps           $3,000            1000 Mbps           $3,000
       40 Mbps             $1,175            400 Mbps           $3,000

Additional Services39                             Monthly Charge                 Install Fee
  WorldCom Managed Firewall - Checkpoint               $ 0                           $ 0
  IP VPN Services                                      $ 0                           $ 0

38 All Internet connectivity that is for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole cost and expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX Multi Mode SC connections.

39 Customer is required to sign a separate service agreement, which will govern Customer's use of the selected service. Additional fees will apply. An order for InterManage Services cannot be combined with an order for Load Balancing, Diverse or Shadow Internet Connectivity, or IP VPN Services. An order for IP VPN Services cannot be combined with an order for Load Balancing, Diverse or Shadow Internet Connectivity, or InterManage Services.


CONFIDENTIAL                                                 Contract: 361332-03
              1998, MCI WorldCom Group, Inc. All Rights Reserved.
                                  Page 22 of 22
                     Printed November 9, 2001 at 2:38:00 AM